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                                                                   EXHIBIT 10.1



                              AMENDED AND RESTATED
                             VOTING TRUST AGREEMENT


         AMENDED AND RESTATED VOTING TRUST AGREEMENT, dated as of July 31, 2000 (this "Agreement"), among UICI, a Delaware corporation ("UICI"), which has heretofore deposited shares of common stock, no par value (the "Common Stock"), of HealthAxis.com, Inc., a Pennsylvania corporation ("HealthAxis"), in the Voting Trust created hereunder, and Michael Ashker, Edward W. LeBaron, Jr. and Dennis B. Maloney as Trustees (the "Trustees").

         WHEREAS, pursuant to that certain Agreement and Plan of Merger, dated as of January 26, 2000 (the "Merger Agreement"), by and among HealthAxis, Inc. (f/k/a Provident American Corporation), a Pennsylvania corporation (the "Company"), HealthAxis, and HealthAxis Acquisition Corp., a Pennsylvania corporation ("Newco"), HealthAxis will be merged with and into Newco (the "Merger") and each share of Common Stock will be exchanged for shares of common stock, $0.10 par value per share, of the Company (the "Shares");

         WHEREAS, on February 11, 2000, the parties entered into a Voting Trust Agreement (the "Original Agreement") pursuant to which UICI deposited with the Voting Trust 10,103,207 shares of Common Stock and the Trustees consented to act as trustees under and in accordance with the Voting Trust created thereunder;

         WHEREAS, on March 14, 2000, UICI sold 1,000,000 shares of Common Stock and caused the Trust to sell 1,000,000 shares of Common Stock to an unaffiliated third party; and

         WHEREAS, the parties desire to amend and restate the Original Agreement in its entirety as herein provided to, among other things, reflect the current number of shares of Common Stock held in the Voting Trust and an extension to the term of this Trust in certain circumstances.

         NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements herein contained, the parties hereto hereby agree to amend and restate the Original Agreement in its entirety as follows:

1.                Delivery of Stock to Trustees.

                  (a) Concurrently with the execution of this Agreement, the Voting Trust will deliver to UICI a certificate or certificates representing 2,670,138 shares of Common Stock either endorsed to UICI or accompanied by appropriate stock transfer powers duly executed in blank for the transfer thereof to UICI. Immediately after the transfer described in the preceding sentence, the Voting Trust shall hold 6,433,069 shares of Common Stock registered in the names of the Trustees on the books of HealthAxis. The Trustees shall cause such Common Stock to be exchanged for the Shares pursuant to the Merger and registered in the names of the Trustees on the books of the Company.
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                  (b) All certificates representing the Shares or the Common
Stock subject to this Agreement (the "Trust Securities") shall be registered in the name of the Trustees and shall bear the following legend:

         "This certificate has been issued pursuant to, and the shares of Common Stock represented hereby are subject to, the terms of that certain Amended and Restated Voting Trust Agreement, dated July 31, 2000, among UICI, a Delaware corporation, and Michael Ashker, Edward W. LeBaron, Jr. and Dennis B. Maloney as Trustees."

A similar legend shall be placed in the stock ledger of HealthAxis or the Company, as the case may be, with respect to each certificate representing the Trust Securities subject to this Agreement.

                  (c) Upon any transfer of Trust Securities in accordance with this Agreement, the Common Stock or Shares, as the case may be, will be released from this Voting Trust and no longer constitute Trust Securities. The Trustees will remove the legend set forth in Section 1(b) from the stock ledger of HealthAxis or the Company, as the case may be, and will issue a new certificate representing the Common Stock or Shares, as the case may be, to the transferee of the Common Stock or Shares, as the case may be.

2.                Continuation of Voting Trust.

                  (a) There is hereby continued a voting trust (the "Voting Trust") in respect of the Trust Securities. Concurrently with the delivery of the certificate or certificates to UICI as described in Section 1, the Trustees shall deliver to UICI a replacement Voting Trust Certificate in the form attached hereto as Exhibit A, evidencing the Trust Securities deposited with the Trustees hereunder, registered in UICI's name.

                  (b) The Voting Trust shall be known as the "UICI Voting
Trust."

3.                Voting and Other Rights.

                  (a) The Trustees shall have the full and unqualified right and power in their discretion, until the Trust Securities are no longer subject to the provisions of this Agreement, (i) to vote the Trust Securities either in person or by proxy for every purpose for which the Trust Securities may be voted according to HealthAxis' or the Company's, as the case may be, Certificate of Incorporation and the Pennsylvania Business Corporation Law of 1988, as amended, and/or to give written consent in lieu of voting thereon to any corporate act of HealthAxis or the Company, as the case may be, including, without limitation, the election of directors by the holders of Common Stock or Shares, as the case may be, any amendments of HealthAxis' or the Company's, as the case may be, Certificate of Incorporation, the merger or consolidation of HealthAxis or the Company, as the case may be, into or with any other corporation or corporations, a share exchange of the Common Stock or Shares, as the case may be, the sale of
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all or substantially all of the assets of HealthAxis or the Company, as the case may be, and the liquidation or dissolution of HealthAxis or the Company, as the case may be, (ii) to waive, with respect to the Trust Securities, notice of any regular or special meeting of stockholders of HealthAxis or the Company, as the case may be, (iii) to call meetings of stockholders, and (iv) to exercise all UICI's rights and powers in respect to the Trust Securities.

                  (b) The Trustees shall not take any action under this Agreement unless the action to be taken has been concurred in by a majority of the Trustees. When there are less than three Trustees, concurrence of all the Trustees shall be required for any action by them. The Trustees may act at a meeting (which may be by telephone or similar means of communication), or in writing approved by at least the minimum number of Trustees that would be necessary to authorize or take such action. Notwithstanding the foregoing, in the event that any matter or transaction is proposed for a vote by the holders of the Common Stock or Shares, as the case may be, and one or more of the Trustees has a financial interest in that matter or transaction (apart from acting solely as a director or an employee of HealthAxis or the Company, as the case may be), only those Trustees which do not have a financial interest in such matter or transaction shall participate in directing the voting of the Trust Securities; provided, however, that if all of the Trustees have such a financial interest in the matter or transaction proposed for a vote of the holders of the Common Stock or Shares, as the case may be, then the Trust Securities shall be voted by the Trustees strictly in the same proportion that the Common Stock or Shares are cast by other holders of the Common Stock or Shares, as the case may be, in favor and against the proposed matter or transaction; unless UICI shall provide such Trustee(s) a written waiver of any such conflict in which case the Trustee(s) shall be entitled to vote on any such matter as they deem in the best interests of HealthAxis or the Company, as the case may be.

                  (c) The Trustees in their discretion may appoint an agent or agents to hold the certificates representing the Trust Securities, to act as transfer agent with respect to the certificates, to keep suitable transfer and other records and otherwise to act as agent, subject to the direction of the Trustees.

4. Dividends, Etc. All dividends on and distributions in respect of any of the Trust Securities (including dividends, distributions or other payments made in shares of voting stock or other securities of HealthAxis or the Company, as the case may be) shall, upon receipt by the Trustees, be promptly paid over to UICI (less any income or other taxes which may be required by law to be deducted); provided, that the Trustees may direct HealthAxis or the Company, as the case may be, to make payment of dividends and distributions directly to UICI.

5.                Transfers.

                  (a) Subject to Sections 5(b) and 5(c) of this Agreement, UICI shall not have any right to, and the Trustees shall not, sell, pledge or otherwise dispose of the Trust Securities, or any beneficial interest in any of the Trust Securities, so long as the Voting Trust is in existence in accordance with the terms of Section 6 of this Agreement.
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                  (b) UICI may cause the Trustees to sell all or any portion of the Trust Securities to any person or entity unaffiliated (within the meaning of Rule 405 under the Securities Act of 1933, as amended) with UICI. Without limiting the generality of the foregoing, UICI may cause the Trustees to pledge all or any portion of the Trust Securities as security for a loan to UICI or its affiliates. The proceeds from the sale or transfer of such Trust Securities shall be distributed to UICI by the Trustees.

                  (c) In connection with any tender offer for the Trust Securities, UICI shall have the right to require the Trustees to tender all of the Trust Securities held by the Voting Trust so long as UICI, concurrently with such tender, tenders all of the Common Stock or Shares, as the case may be, beneficially owned by UICI which are not deposited with the Trustees hereunder. The proceeds from the tender of such Trust Securities shall be distributed to UICI by the Trustees.

                  The term "beneficially owned" shall have the meaning ascribed thereto in Rule 13d-3 under the Securities Exchange Act of 1934. For the avoidance of doubt, UICI shall be deemed to beneficially own the Trust Securities.

6.                Termination.

                  (a) This Agreement shall terminate and be of no further force and effect upon the earliest to occur of (i) February 11, 2020, (ii) such time as UICI beneficially owns less than 25% of the issued and outstanding Common Stock or Shares, as the case may, be on a fully diluted basis (including, solely for purposes of this clause (ii), the Common Stock or Shares owned by the Trust), (iii) such time as any person or persons acting as a group (within the meaning of Rule 13d-5) owns a greater percentage of the issued and outstanding Common Stock or Shares, as the case may, on a fully diluted basis, than the percentage beneficially owned by UICI (including, solely for purposes of this clause (iii), the Common Stock or Shares owned by the Trust) and (iv) December 31, 2000, if the transactions contemplated by the Merger Agreement have not been consummated or earlier if the Merger Agreement is otherwise terminated.

                  (b) Upon any filing of bankruptcy, dissolution or total or partial liquidation of HealthAxis or the Company, as the case may be, whether voluntary or involuntary, the Trustees shall direct that all moneys, securities, rights or property attributable to the Trust Securities be delivered to UICI.

7. No Compensation. The Trustees shall not be entitled to any compensation for services rendered as trustees in connection with their duties under this Agreement.
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8.                Successor Trustee.

                  (a) The number of Trustees of the Voting Trust shall be three or such lesser number as determined by the Trustees; provided, however, that the number of Trustees of the Voting Trust shall not be less than two.

                  (b) Any Trustee may resign at any time, for any reason, by mailing to HealthAxis or the Company, as the case may be, the other Trustees and UICI a written resignation to take effect 20 days thereafter or upon the prior acceptance thereof.

                  (c) Within 10 business days of the resignation, death or permanent disability of a Trustee, the continuing Trustees shall send written notice thereof to UICI, HealthAxis and the Company. Within 20 business days after receiving such notice UICI shall propose in writing to the Board of Directors (the "Board of Directors") of HealthAxis and the Company three candidates (none of whom may be affiliated with or employed by UICI or its affiliates) to fill each vacant Trustee position. Such notice shall also include a letter from the independent auditors of HealthAxis or the Company to the effect that any such candidate serving as Trustee of the Voting Trust would (i) permit HealthAxis or the Company, as the case may be, to continue to report its financial results consistent with the way in which they have theretofore been reported and (ii) not require restatement of the financial statements of HealthAxis or the Company, as the case may be, or result in any substantial or material change to such financial statements. The Board of Directors, acting by majority decision of the members thereof who are unaffiliated with UICI, shall select the replacement Trustee from such list of candidates. In the event that the Board of Directors does not so select a replacement Trustee within 10 business days after delivery of such notice by UICI, the parties will submit the selection of such replacement Trustee to binding arbitration before a panel of three arbitrators in Dallas, Texas in accordance with the rules of the American Arbitration Association. The costs of such arbitration shall be borne by HealthAxis and the Company.

9. Procedures to Follow on Mergers, Consolidation, Share Exchanges, etc. The Trustees' right to vote (or consent thereto in lieu of voting) any of the Trust Securities on any merger, consolidation, share exchange or sale of all or substantially all of the assets of HealthAxis or the Company, as the case may, or to sell the Trust Securities is subject to satisfaction of the following conditions:

                  (a) The Trustees must give UICI notice, specifying full details of the proposed transaction, including the identity of the other parties thereto and the consideration to be received thereon, of such proposed vote, consent or proposed sale at least 20 days before taking action thereon.

                  (b) The Trustees shall not, except with the consent of UICI, directly or indirectly, have any interest as the purchaser of the Trust Securities or in any other party (other than HealthAxis or the Company, as the case may) to a transaction to which this Section 9 is subject or receive any
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benefit from such transaction that is not available to all stockholders pro rata. As used in this Section 9(b), "interest" means any direct or indirect interest, whether as owner, shareholder, partner, employee, officer, director or consultant.

                  (c) The Trustees shall not vote on (or consent to) any transaction nor shall the Trustees sell the Trust Securities, unless HealthAxis or the Company, as the case may be, has received the opinion of a nationally recognized investment banking firm that the terms of the transaction or sale are fair to the shareholders of HealthAxis or the Company, as the case may be.

                  (d) Unless consented to by UICI, the consideration to be received by UICI on account of its Common Stock or Shares, as the case may, in any merger, consolidation, share exchange, sale of assets or sale of Trust Securities subject to this Agreement shall consist entirely of either or both
(x) cash, or (y) securities of a corporation which are either listed on a national securities exchange or actively traded in an over-the-counter market and, for which UICI shall have the agreement of the issuing corporation to register (at such corporation's expense (except for expenses normally assumed by the holder of registration rights, such as attorneys' fees) and within a reasonable time) such securities under the Securities Exchange Act of 1933 and/or applicable state securities laws, which allows UICI to sell such securities. Any such cash or securities received by the Trustees shall promptly be distributed to UICI.

10.               Amendments. Subject to the following provisions of this
Section 10, this Agreement may be amended from time to time by a written instrument executed by UICI and a majority of the Trustees. The Trustees may propose any amendment to this Agreement and such amendment will be effective if approved in writing by UICI. UICI may propose any amendment to this Agreement and such amendment will be effective if, in the opinion of the independent auditors of HealthAxis or the Company, such amendment will (i) permit HealthAxis or the Company, as the case may be, to continue to report its financial result consistent with the way in which they have theretofore been reported and (ii) not require restatement of the financial statements of HealthAxis or the Company, as the case may be, or result in any substantial or material change to such financial statements. The Trustees agree to execute any amendment to this Agreement proposed by UICI that meets the foregoing criterion.

11. Exculpation and Indemnification. The Trustees hereby accept the trust created hereby, but assume no responsibility for the management of HealthAxis or the Company, as the case may be, or for any action taken by any of them, by any person they have elected as a director of Newco, HealthAxis or the Company, as the case may be, or UICI or by HealthAxis or the Company, as the case may be, pursuant to any vote cast or consent given by the Trustees. The Trustees, whether or not acting upon the advice of counsel, shall incur no liability because of any error of law or fact, mistake of judgment or any matter or thing done or omitted under this Agreement, except for their own individual malfeasance. The Trustees may in their discretion consult with counsel, who may be counsel for HealthAxis or the Company, as the case may be, and anything done or suffered in good faith by the Trustees in accordance with the opinion of counsel shall be conclusive in favor of the Trustees against HealthAxis or the
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Company, as the case may be, UICI and any other interested party. The Trustees shall be indemnified by HealthAxis or the Company, as the case may be, against any liability or expense, including legal expense, incurred them in carrying out their duties; except that they shall not be indemnified for their own individual malfeasance, where such malfeasance is the result of gross negligence or bad faith, as defined by a non-appealable order of a court of competent jurisdiction. All costs of legal counsel and similar type expenses incurred by UICI in connection with this Section 11 will be paid by HealthAxis or the Company, as the case may be.

12. Conflicts of Interest. Any Trustee may be a creditor or shareholder of HealthAxis or the Company, as the case may be, and may act as an officer or employee of HealthAxis or the Company, as the case may be, and receive compensation therefor. In addition, any Trustee and any firm of which he may be a member or equity owner may contract with HealthAxis or the Company, as the case may be, or buy or become pecuniarily interested in any matter or transaction to which the corporation may be a party or in which it may be in any way concerned, as fully as if he were not the Trustee; provided, that the restrictions set forth in Section 3(b) concerning recusal from directing the voting of the Voting Trust Securities shall nevertheless apply.

13. Successors. This Agreement shall inure to the benefit of and be binding upon the Trustees and UICI and its legal representatives, successors and assigns.

14. Construction. The Trustees are authorized and empowered to construe this Agreement, and their construction of the same in good faith shall be final, conclusive and binding upon them, UICI and any other interested party.

15. Governing Law. This Agreement shall be construed in accordance with the internal law (and not the law of conflicts) of the Commonwealth of Pennsylvania.

16. Severability. In case any one or more of (a) the provisions contained in this Voting Trust Agreement or (b) the deposits of the Trust Securities by UICI with the Trustees of the Voting Trust, should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions and deposits shall not in any way be affected or impaired thereby.

17. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

                                  * * * * * * *

         IN WITNESS WHEREOF, the undersigned Shareholder and the Trustees have executed this Voting Trust Agreement as of the date first above written.

                                   TRUSTEES:
                                   --------

                          /s/ Michael Ashker
                          ----------------------------------
                          Michael Ashker


                          /s/ Edward W. LeBaron, Jr.
                          ----------------------------------
                          Edward W. LeBaron, Jr.


                          /s/ Dennis B. Maloney
                          ----------------------------------
                          Dennis B. Maloney


                          UICI:
                          -----

                          UICI


                          By: /s/ Glen Reed
                              ------------------------------
                          Name:  Glen Reed
                          Title: Executive Vice President and General Counsel


Acknowledged and accepted:

HEALTHAXIS, INC.


By: /s/ Michael Ashker
    ------------------------
    Name: Michael Ashker
    Title: President and CEO


HEALTHAXIS.COM, INC.


By: /s/ Michael Ashker
   -------------------------
   Name: Michael Ashker
   Title: President and CEO